UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 2, 2002

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              0-20539                          16-6036816
(State or other jurisdiction of incorporation) (Commission File Number)(IRS Employer Identification Number)


                    90 Linden Oaks, Rochester, New York 14625
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850








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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

        (a)   Financial Statements of Business Acquired.

                 None

        (b)   Pro-Forma Financial Information.

                   None

        (c)   Exhibits

              Exhibit No.                  Description

                 99.1 Statement Under Oath of Stephen R. Wright, Principal Executive Officer, pursuant to Securities and Exchange Commission Order No. 4-460.

                 99.2 Statement Under Oath of Stephen R. Wright, Principal Financial Officer, pursuant to Securities and Exchange Commission Order No. 4-460.

Item 9. Regulation FD Disclosure

On October 2, 2002, Stephen R. Wright, the principal executive officer and principal financial officer of Pro-Fac Cooperative, Inc. ("Pro-Fac"), filed with the Securities and Exchange Commission (the "Commission") sworn statements pursuant to Commission Order No. 4-460. These sworn statements replaced the sworn statements of Mr. Wright previously filed with the Commission on September 26, 2002. Copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 PRO-FAC COOPERATIVE, INC.



Date:    October 3, 2002                 By:   /s/ Stephen R. Wright
         ---------------                       --------------------------------
                                               Stephen R. Wright,
                                               General Manager and Secretary
                                               (Principal Executive Officer and
                                               Principal Financial Officer)


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                                INDEX TO EXHIBITS




Exhibit No.                              Description

  99.1 Statement Under Oath of Stephen R. Wright, Principal Executive Officer, pursuant to Securities and Exchange Commission Order No. 4-460.

  99.2 Statement Under Oath of Stephen R. Wright, Principal Financial Officer, pursuant to Securities and Exchange Commission Order No. 4-460.